Execution Version

Exhibit 10.47

AMENDMENT NO. 7 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

This AMENDMENT NO. 7 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of March 1, 2022, is among RPM FUNDING CORPORATION, a Delaware corporation (“Seller”), RPM INTERNATIONAL INC., a Delaware corporation (“RPM-Delaware”), as servicer and as performance guarantor (in such capacity, the “Performance Guarantor”), SANTANDER BANK, N.A. (“Santander”), as a Purchaser, PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Purchaser and as administrative agent for the Purchasers (in such capacity, the “Administrative Agent”), and PNC CAPITAL MARKETS LLC, as structuring agent (in such capacity, the “Structuring Agent”).

RECITALS

1.
Seller, RPM-Delaware, Santander, PNC, Administrative Agent and Structuring Agent are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of May 9, 2014 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”).
2.
Concurrently herewith, Seller and each of the entities listed on the signature pages thereto as an originator are entering into that certain Amendment No. 10 to Second Amended and Restated Receivables Sale Agreement, dated as of the date hereof (the “RSA Amendment”).
3.
Seller, RPM-Delaware, Santander, PNC, Administrative Agent and Structuring Agent desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1.
Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the respective meanings ascribed thereto in, or by reference in, the Agreement.
SECTION 2.
Amendments to the Agreement. The Agreement is hereby amended to incorporate the changes shown on the marked pages of the Agreement attached hereto as Exhibit A.
SECTION 3.
Representations and Warranties. Each of the Seller and RPM-Delaware hereby represents and warrants to the Purchasers and the Administrative Agent as of the date hereof as follows:
(a)
Representations and Warranties. The representations and warranties made by it in the Transaction Documents (including the Agreement, as amended hereby) are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b)
Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment, the RSA Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with their terms.

Amendment No. 7 to A&R RPA (RPM)

(c)
No Default. Both before and immediately after giving effect to this Amendment, the RSA Amendment and the transactions contemplated hereby, no Amortization Event or Potential Amortization Event exists or shall exist.
SECTION 4.
Conditions to Effectiveness. This Amendment shall become effective as of the date hereof, concurrently with the effectiveness of the RSA Amendment, subject to the receipt by the Administrative Agent of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto.
SECTION 5.
Effect of Amendment; Ratification. Except as specifically amended hereby, the Agreement is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement”, “the Amended and Restated Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein”, or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Agreement other than as specifically set forth herein.
SECTION 6.
Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
SECTION 7.
CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).
SECTION 8.
WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY THE SELLER PARTIES PURSUANT TO THE AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.
SECTION 9.
Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.
SECTION 10.
Transaction Document. This Amendment shall constitute a Transaction Document.
SECTION 11.
Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 12.
Reaffirmation of Performance Guaranty. After giving effect to this Amendment, the RSA Amendment and each of the other transactions contemplated hereby, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.

- 2 -	Amendment No. 7 to A&R RPA (RPM)

[Signature pages to follow]

- 3 -	Amendment No. 7 to A&R RPA (RPM)

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

RPM FUNDING CORPORATION,

as Seller

By: /s/ Edward W. Moore
Name: Edward W. Moore
Title: Secretary

RPM INTERNATIONAL INC.,

as Servicer and Performance Guarantor

By: /s/ Edward W. Moore
Name: Edward W. Moore
Title: Senior Vice President, General Counsel, Chief Compliance Officer, and Secretary

SANTANDER BANK, N.A.,

as a Purchaser

By: /s/ Xavier Ruiz Sena
Name: Xavier Ruiz Sena
Title: Managing Director

PNC BANK, NATIONAL ASSOCIATION,

as a Purchaser and as Administrative Agent

By: /s/ Deric Bradford
Name: Deric Bradford
Title: Senior Vice President

PNC CAPITAL MARKETS LLC,
as Structuring Agent

By: /s/ Deric Bradford
Name: Deric Bradford
Title: Managing Director